The Cook & Bynum Fund
Schedule of Investments
June 30, 2021 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (14.0%)
Conglomerates (14.0%)
Berkshire Hathaway, Inc. - Class B (1)	32,013	$8,897,053
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$8,897,053

FOREIGN COMMON STOCKS (63.0%)
Breweries (21.2%)
Anheuser-Busch InBev SA/NV - ADR	128,304	9,239,171
Union de Cervecerias Peruanas Backus y Johnston SAA (2)	895,303	4,185,723
		13,424,894
Retail - Convenience Stores (7.3%)
Fomento Economico Mexicano SAB de CV - ADR	54,513	4,606,894
Soft Drink Bottling and Distribution (18.1%)
Arca Continental SAB de CV	1,986,195	11,494,304
Wired and Wireless Telecommunications Carriers (16.4%)
Liberty Latin America Ltd. - Class A (1)	81,841	1,134,316
Liberty Latin America Ltd. - Class C (1)	654,782	9,232,426
		10,366,742
TOTAL FOREIGN COMMON STOCKS
(Cost $42,409,841)		$39,892,834

FOREIGN PREFERRED STOCKS (10.7%)
Soft Drink Bottling and Distribution (10.7%)
Coca-Cola Embonor SA - Class B	5,301,259	6,765,694
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,460)		$6,765,694

	Principal
	Amount
SHORT-TERM INVESTMENTS (12.0%)
Money Market Deposit Account (12.0%)
U.S. Bank Money Market Deposit Account, 0.001% (3)	$7,611,907	7,611,907
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,611,907)		$7,611,907
TOTAL INVESTMENTS (99.7%)
(Cost $62,482,618)		$63,167,488
TOTAL CASH INCLUDING FOREIGN CURRENCY (0.3%)		206,523
TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%) (4)		(49,335)
NET ASSETS (100.0%)		$63,324,676

(1)	Non-income producing security.
(2)
This security was deemed illiquid due to the inability to sell the entire position within 7 days, according to the Fund's liquidity guidelines. The total value of illiquid securities as of June 30, 2021 was $4,185,723 or 6.6% of net assets.

(3)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.
The rate shown is as of June 30, 2021.

(4)	Less than 0.05%

Common Abbreviations:
ADR - American Depositary Receipt
SA - Sociedad Anónima
SA/NV - Societe Anonyme/Naamloze Vennootschap
SAA - Sociedad Anonima Abierta
SAB de CV - Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

Valuation Measurements

Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2021:

Investments in Securities at Value(1)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equities
Belgium	$9,239,171	$-	$-	$9,239,171
Bermuda	10,366,742	-	-	10,366,742
Chile	6,765,694	-	-	6,765,694
Mexico	16,101,198	-	-	16,101,198
Peru	4,185,723		-	4,185,723
United States	8,897,053	-	-	8,897,053
Short-Term Investments	7,611,907	-	-	7,611,907
Total Investments in Securities	$63,167,488	$-	$-	$63,167,488

(1) Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 inputs for the period ended June 30, 2021. Thus, a reconciliation of assets in which other significant observable inputs are used, (Level 3) is not applicable for this Fund.